United States

Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant to

Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 15, 2021

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296

(Address of Principal Executive Offices) (Zip Code)

(480) 225-4052

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On June 15, 2021, and June 30, 2021, Rivulet Media, Inc. (the “Company”) executed Promissory Notes payable to Mark Williams, pursuant to which the Company borrowed $50,000 each. The notes mature on December 15 and December 30, 2021, respectively. Each of the notes is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder.

On June 17, 2021, and June 18, 2021, Good News LLC, a wholly owned subsidiary of the Company (“Good News”), executed Promissory Notes payable to Mark Williams, pursuant to which Good News borrowed $50,000 and $35,000, respectively. The notes mature on December 17 and December 18, 2021, respectively. Each of the notes is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder.

On July 1, 2021, and July 6, 2021, the Company executed Promissory Notes payable to Rachelle Strole, pursuant to which the Company borrowed $100,000 and $400,000, respectively. The notes are unsecured, bear no interest, accrue interest at a rate of 15% in the event of a default, and the unpaid principal and accrued interest may be accelerated upon an event of default thereunder. The $100,000 note has been fully repaid. The $400,000 note matured on July 31, 2021, and remains unpaid and, as a result, is currently in default. Ms. Strole filed suit against the Company on October 7, 2021 for the outstanding balance of this note. The Company is seeking to raise capital to repay the note but there is no assurance this will occur.

On July 8, 2021, August 2, 2021, and September 7, 2021, the Company executed Convertible Promissory Notes (the “Geneva Notes”) payable to Geneva Roth Remark Holdings, Inc., pursuant to which the Company borrowed $128,750, $55,000, and $43,750, respectively. The Geneva Notes mature on July 8, August 2, and September 7, 2022, respectively. Each of the notes is unsecured and bears interest at a rate of 10% per annum. Each of the notes may be converted into shares of common stock of the Company (“Common Stock”) beginning on the date that is 180 days from the date of the note and ending on the later of the maturity date or the date of payment of the Default Amount, as defined thereunder, at a conversion price per share equal to 65% of the lowest trading price during the 10-day period prior to conversion. The total shares issuable under the Conversion Right contained in the Geneva Notes cannot exceed 4.99% of the total outstanding common stock of the Company.

At any time during the first 180 days after the date of Geneva Notes the Company may prepay the outstanding principal under each note at an amount equal to 115% to 125% of the outstanding principal depending on the date of prepayment. After 180 days the Company has no right of prepayment. So long as the Company has any outstanding obligations under the Geneva Notes, it may not sell, lease, or otherwise dispose of a significant portion of its assets without the lender’s written consent. In the event of a payment default, the Geneva Notes shall become immediately due and payable and Company will be obligated to pay the Default Sum, as defined thereunder. In the event of a default for failure to issue shares upon conversion, the Company will be obligated to pay the Default Sum multiplied by two. In addition, the Company may be considered in default on all three Geneva Notes if the Company fails to comply with the reporting requirements of the Securities Exchange Act of 1934 under a cross default provision, where a default under one Geneva Note represents a default under all three Geneva Notes. Once a notice of default is received by the Company, the Company has twenty days to cure the default by becoming current on its filing requirements under the Exchange Act. The Company is currently delinquent on the filing of its Form 10-K but has not received a notice of default.

On August 2, 2021, Good News executed a Promissory Note payable to Mike Witherill, pursuant to which the Company borrowed $45,000. The note matures on February 28, 2022. On August 12, 2021 and October 7, 2021, Rivulet Films LLC, a wholly owned subsidiary of the Company (“Rivulet Films”), executed Promissory Notes payable to Mr. Witherill, pursuant to which Rivulet Films borrowed $2,000 and $3,488.95, respectively. The notes mature on February 28, 2022, and March 31, 2022, respectively. Each of these notes is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder. Mr. Witherill is president and a director of the Company.

On August 6, August 20, and September 13, 2021, the Company executed Promissory Notes payable to Daniel Crosser, pursuant to which the Company borrowed $100,000, $60,000, and $25,000, respectively. The notes mature on January 31, February 28, and March 31, 2022, respectively. Each of the notes is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder.

On August 11, 2021, the Company executed a Promissory Note payable to Jennifer Farrell, pursuant to which the Company borrowed $100,000. The note matures on January 31, 2022, is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder.

On September 16, 2021, Rivulet Films executed a Commercial Loan Agreement, a Collateral Security Agreement, and a Negotiable Secured Promissory Note payable to Topps, LLC, pursuant to which Rivulet Films borrowed $600,000. The note matures on September 16, 2022. Under the terms of the note, Rivulet Films is to pay a consulting fee to IPCC, LLC of $30,000, as well as $6,000 in attorney fees and prepay 12 months of interest at 19%, in the aggregate amount of $114,000. The net proceeds payable to Rivulet Films were $450,000. The note is secured by the assignment of certain rights to the films “Please Baby Please” and “Mistress,” pursuant to the Collateral Security Agreement. A security interest on all of the Company assets, which includes its interest in these films, was previously granted to a different lender under a separate note and security agreement in October 2020, and so this security interest is junior to the previous one granted. This promissory note is also secured by a personal guarantee from Michael Witherill and Debbie Rasmussen, wife of Mr. Witherill.

On October 7, 2021, the Company executed a Promissory Note payable to John Morgan, pursuant to which the Company borrowed $50,000. The note matures on January 7, 2022, is unsecured, bears interest at a rate of 10% per annum, and the unpaid balance may be accelerated upon an event of default thereunder.

On October 15, 2021, the Company executed a Series A Convertible Promissory Note payable to the Steven and Ann Wheeler Trust, pursuant to which the Company borrowed $50,000. On October 19, 2021, the Company executed a Series A Convertible Promissory Note payable to Brett M. Bannister, pursuant to which the Company borrowed $62,500. On October 20, 2021, the Company executed a Series A Convertible Promissory Note payable to The AZP Trust, pursuant to which the Company borrowed $150,000. Each of the convertible notes matures on the date that is two years from the issuance date, is unsecured, bears interest at a rate of 12% per annum, and the unpaid balance may be accelerated upon an event of default thereunder. The outstanding principal and accrued interest under the notes may be converted into common stock by the holder at a conversion price of $0.80 per share, and will automatically convert at a price of $0.80 per share should the closing price of the Company’s common stock reach $1.20 or higher.

On June 30, 2021, Mistress Movie LLC, a wholly owned subsidiary of the Company (“Mistress Movie”), and Cross Entertainment, L.L.C. entered into five Amendments to Promissory Note. The amendments extend the maturity dates of Promissory Notes in the aggregate amount of amount of $110,000 from June 30, 2021 to June 30, 2022. All other provisions of amended notes remain the same. Michael Witherill is the sole member and manager of Cross Entertainment, L.L.C. Mr. Witherill is also president and a director of the Company.

On November 23, 2021, the Company and Michael Witherill entered into a Multiple Advance Promissory Note, pursuant to which the Company may borrow up to an aggregate of $300,000 from time to time. This note also consolidates and replaces 14 individual Promissory Notes previously executed by the Company and payable to Mr. Witherill with an aggregate outstanding balance of $201,170. The note matures on October 31, 2022, is unsecured, bears interest at the greater of 0% per year or the Applicable Federal Rate, and the unpaid balance may be accelerated upon an event of default thereunder. Mr. Witherill is president and a director of the Company.

On November 23, 2021, the Company and Aaron Klusman entered into a Multiple Advance Promissory Note, pursuant to which the Company may borrow up to an aggregate of $250,000 from time to time. This note also consolidates and replaces 9 individual Promissory Notes previously executed by the Company and payable to Mr. Klusman with an aggregate outstanding balance of $178,540. The note matures on October 31, 2022, is unsecured, bears interest at the greater of 0% per year or the Applicable Federal Rate, and the unpaid balance may be accelerated upon an event of default thereunder. Mr. Klusman is CEO and a director of the Company.

On September 27, 2021, the Company and Michael Witherill entered into a Stock Sale Agreement and a Loan Agreement and Promissory Note. Pursuant to such agreements, the Company sold 29,076,665 shares of common stock symbol RGPB) and 2,907,666 shares of Series A Preferred Stock (symbol RGBPP) of Regen BioPharma, Inc. (“Regen”) to Mr. Witherill. Pursuant to these agreements, Mr. Witherill intended to resell the Regen shares on the open market and remit the proceeds received from such sales to the Company as full payment for the shares. Mr. Witherill successfully sold all of the shares of Regen Series A Preferred Stock for total proceeds to the Company of $201,400. On November 8, 2021, the foregoing agreements were terminated, as disclosed in Item 1.02 below, and the Regen common stock was transferred back to the Company. Mr. Witherill is president and a director of the Company.

On November 9, 2021, the Company and Damian Larson entered into a Stock Sale Agreement and a Loan Agreement and Promissory Note. Pursuant to these agreements, the Company consigned, in an arms-length transaction, the 29,076,665 shares of Regen common stock to Mr. Larson. Mr. Larson is using his best efforts to effect a resale of the shares on the open market and remit the cash proceeds received from such sales to the Company as full payment for the shares, less a fee of up to $10,000.

The descriptions of the Promissory Notes, Convertible Promissory Notes, Series A Convertible Promissory Notes, Multiple Advance Promissory Notes, Commercial Loan Agreement, Collateral Security Agreement, Negotiable Secured Promissory Note, Stock Sale Agreements, and Loan Agreement and Promissory Notes are only summaries of such agreements, do not purport to be complete descriptions of such agreements, and are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, and 10.11 and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On November 8, 2021, the Company and Michael Witherill entered into a Termination Agreement, whereby they agreed to terminate the Stock Sale Agreement and Loan Agreement and Promissory Note dated September 27, 2021, and disclosed in Item 1.01 above. Mr. Witherill successfully sold the Regen Series A Preferred Stock on the open market and remitted the cash proceeds from such sales to the Company, but was unable to resell of the Regen common stock, and as a result the parties decided to terminate such agreements. Following the termination, Mr. Witherill transferred the Regen common stock back to the Company, and the Company entered into agreements with Damian Larson with respect to the Regen common stock as disclosed in Item 1.01 above. There were no early termination penalties. Mr. Witherill is president and a director of the Company.

The description of the Termination Agreement is only a summary of such agreement, does not purport to be a complete description of such agreement, and is qualified in its entirety by reference to the agreement, a copy of which is filed as Exhibit 10.12 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 above with respect to the Promissory Note dated July 6, 2021, is incorporated by reference into this Item 2.04. The date of the triggering is July 31, 2021, which is the date this note matured and remained unpaid. As of November 23, 2021, the amount of the direct financial obligation, as increased, is $413,667, and the outstanding principal balance continues to accrue default interest at a rate of 15% per year.

Item 3.02	Unregistered Sales of Equity Securities

On June 21, 2021, the Company sold 1,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $100,000.

On June 22, 2021, the Company sold 1,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $100,000.

On June 24, 2021, the Company sold 500,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $50,000.

On June 30, 2021, the Company sold 3,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $300,000.

On July 20, 2021, the Company sold 1,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $100,000.

On July 30, 2021, the Company sold 1,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $100,000.

On July 30, 2021, the Company sold 50,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $5,000.

On August 17, 2021, the Company sold 500,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $50,000.

On August 18, 2021, the Company sold 1,000,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $100,000.

On September 3, 2021, the Company sold 400,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $40,000.

On October 15, 2021, the Company sold 500,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $50,000.

On October 19, 2021, the Company sold 625,000 shares of Common Stock at a price of $0.10 per share for total proceeds of $62,500.

In each case, the Common Stock was issued in a transaction exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof and Rule 506 of Regulation D thereunder.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

10.1	Form of Promissory Note.
10.2	Form of Convertible Promissory Note.
10.3	Form of Series A Convertible Promissory Note.
10.4	Form of Multiple Advance Promissory Note.
10.5	Commercial Loan Agreement between Rivulet Films, Inc. and Topps, LLC dated September 16, 2021.
10.6	Collateral Security Agreement between Rivulet Films, Inc. and Topps, LLC dated September 16, 2021.
10.7	Negotiable Secured Promissory Note between Rivulet Films, Inc. and Topps, LLC dated September 16, 2021.
10.8	Stock Sale Agreement between the Company and Mr. Witherill dated September 27, 2021.
10.9	Loan Agreement and Promissory Note between the Company and Mr. Witherill dated September 27, 2021.
10.10	Stock Sale Agreement between the Company and Mr. Larson dated November 9, 2021.
10.11	Loan Agreement and Promissory Note between the Company and Mr. Larson dated November 9, 2021.
10.12	Termination Agreement between the Company and Mr. Witherill dated November 8, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2021

Rivulet Media, Inc., a Delaware corporation

By: /s/ Rick Gean

       Rick Gean, Interim CFO